EXHIBIT A



                              EMPLOYMENT AGREEMENT

        This Employment Agreement (this "Agreement") is made as of June 7, 2001 (the "Effective Date"), by and between Dense-Pac Microsystems, Inc., a California corporation (the "Company") and Edward G. Bruce (the "Executive").

                                    RECITALS

        WHEREAS, Executive has provided services to the Company since January 25, 1999;

        WHEREAS, the services and ability of Executive have constituted a major factor in the growth and development of the Company;

        WHEREAS, the Company wishes to continue to employ Executive, to make secure for itself the experience, abilities and services of Executive, and to prevent the loss of such experience, services and abilities; and

        WHEREAS, Executive wishes to accept such continued employment on the terms and conditions hereafter set forth;

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

        1. Employment. The Company shall employ Executive, and Executive shall perform services for and continue in the employment of the Company, for an initial period of two (2) years commencing on the Effective Date and ending two
(2) years thereafter, whereupon Executive's employment hereunder shall automatically be extended from year to year thereafter, until either the Company or Executive gives the other party at least one hundred and twenty (120) days written notice prior to the then-applicable "Expiration Date" (as hereinafter defined) of its or his desire to terminate this Agreement, unless such employment shall have been sooner terminated as hereinafter set forth. For purposes of this Agreement (i) the term "Employment Period" shall mean the initial two (2) year period and all extensions thereof, if any, as aforesaid, and (ii) the term "Expiration Date" shall mean the date two (2) years from the Effective Date or the date this Agreement is last in effect in the event that the Employment Period is extended on and after the date two (2) years from the Effective Date.

        2. Position and Duties. Executive shall serve the Company at its Garden Grove location, or at any other location within thirty-five miles of the Garden Grove location, in the capacity of President and Chief Executive Officer of the Company, or in such other position consistent with Executive's previously (during the two years preceding the date of this Agreement) rendered duties and obligations as the Board of Directors of the Company ("Board") may designate from time to time, and shall be accountable to, and shall have such other executive powers, duties and responsibilities, consistent with such capacity. Executive shall perform and discharge, faithfully, diligently and to the best of his ability, such duties and responsibilities. Executive shall devote all of his working time and efforts to the business and affairs of the Company.

        3. Compensation.

            (a) Salary. During the Employment Period, Executive shall receive a salary (the "Salary") payable at the rate of $200,000 per annum. The Board may increase such Salary from time to time without the Executive's consent, which increase shall constitute an amendment to this Agreement. In no event shall the Executive's Salary be adjusted or decreased below the Executive's then current Salary without the Executive's written consent. The Salary shall be payable biweekly or in accordance with the Company's current payroll practices, less all required deductions. The Salary shall be pro-rated for any period of service less than a full year.

            (b) Expenses. During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by him on behalf of the Company.

            (c) Fringe Benefits. During the Employment Period, Executive shall be entitled to participate in or receive benefits under any life or disability insurance, health, pension, retirement and accident plans or arrangements made generally available by the Company to its executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. In accordance with the Company policy, Executive shall also be entitled to no less then 25 days of personal time off (PTO) with pay, in any fiscal year during the Employment Period as well as all paid holidays given by the Company to its executives.

            (d) Options. Through the Employment Period Executive shall be entitled to participate in any applicable option grant of the Company. Upon a Change of Control (as defined below), 100 % of all unvested options issued under any of the Company's Stock Plans to Executive shall immediately vest, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that following any resignation or termination as a result of a Change of Control, for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.

            (e) Automobile. Without limiting the generality of the foregoing during the Employment Period Executive shall be furnished with an automobile allowance of $500 per month.

        4. Termination and Compensation Thereon.

            (a) Termination Date. The term "Termination Date" shall mean the earlier of (i) the Expiration Date; or (ii) if Executive's employment is terminated (x) by his death, the date of his death; or (y) for any other reason, the date on which such termination is to be effective pursuant to the notice of termination given by the party terminating the employment relationship.

            (b) Death. Executive's employment hereunder shall terminate upon his death. In such event, the Company shall pay to such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate, a lump sum amount equal to the Salary that would have been due to Executive had this Agreement been in effect from the date of his death until the Expiration Date.

            (c) Incapacity. If in the reasonable judgment of the Board, as a result of Executive's incapacity due to physical or mental illness or otherwise, Executive shall for at least six consecutive months during the term of this Agreement been unable to perform his duties under this Agreement on a full-time basis, the Company may terminate Executive's employment hereunder by notice to Executive. In such event, the Company shall continue to pay Executive his Salary (at the rate in effect as of the Termination Date) and extend to him the applicable fringe benefits referred to in Section 3(c), 3(d) and 3(e) hereof, until the Expiration Date. Any dispute between the Board and Executive with respect to the Executive's incapacity shall be settled by reference to a competent medical authority mutually agreed to by the Board and Executive, whose decision shall be binding on all parties.

            (d) Change of Control. For purposes of this Agreement "Change of Control" is defined as any of the following: (i) the sale on a single or series of transactions of all or substantially all the assets of the Company, or (ii) a transaction or series of transactions which results in any person or entity or a group (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) becoming the beneficial owner (within the meaning of Rule 13d-3 under the Act), of shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity) constituting in excess of 40% of the voting rights of all outstanding shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity), including for purposes of this calculation, common stock, as to which there is then deemed to be a beneficial owner (within the meaning of said Rule 13d-3), or
(iii) a change in the composition of the board of directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are "Incumbent Directors" (for purposes of a Change of Control, Incumbent Directors shall mean directors of the Company who (x) are directors of the Company as of the Effective Date of this Agreement, or (y) are elected, or nominated for election, to the board of directors with the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination, but shall not include an individual whose director election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company's board of directors)). If a Change of Control occurs and this Agreement or Executive's employment is terminated during the period six months prior to such Change of Control or the period eighteen months following said Change of Control, by either the Company, or its successors or assigns, or by the executive, other than for Cause pursuant to
Section 4(e), then the Company, including its successors or assigns, shall:

                (A) Within thirty (30) days after the Termination Date, pay to Executive (or in the event of Executive's subsequent death, such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate) a lump sum amount equal to the Executive's unpaid Salary from the Termination Date through the Expiration Date, which amount shall be paid in addition to the Salary due and payable under Section 4(g) below;

                (B) Until the Expiration Date, continue to extend to the Executive all of the expenses, fringe benefits and options set forth in Section 3(b), 3(c), 3(d) and 3(e) above.

            The obligations of the Company, its successors, or assigns pursuant to this Section 4(d) shall survive any termination of this Agreement or Executive's employment (other than for Cause pursuant to Section 4(e)), or any resignation of such employment by Executive.

            (e) Termination by the Company. The Company may terminate Executive's employment hereunder for "Cause." For purposes of this Agreement, Cause shall mean (i) Executive's willful failure to materially perform and discharge his duties and responsibilities hereunder, (ii) willful breach of any fiduciary duties Executive may have with the Company or any subsidiary or affiliate thereof, or (iii) a felony conviction.

If the Company pursuant to this Section 4(e) terminates Executive's employment for Cause, then the Company shall have no further obligations to Executive under this Agreement after the Termination Date, except for unpaid Salary and benefits to Executive accrued through the Termination Date. If the Company terminates the Executive's employment prior to the Expiration Date, unless for Cause, then the Company shall pay to the Executive the Executive's unpaid Salary from the Termination Date through the Expiration Date, payable biweekly or in accordance with the Company's current payroll practices, less all required deductions, as well as continue from the Termination Date through the Expiration Date all of the benefits to Executive under Section 3(c), 3(d) and 3(e).

            (f) Not applicable

            (g) Severance Pay. Except for termination of Executive's Employment by voluntary resignation (other then a change of control as defined in section 4(d)) or for Cause pursuant to Section 4(e), and subject to each of Sections 5(d) and 5(e), in the event the Company terminates the employment of Executive during the Employment Period, or upon the expiration of the Employment Period if the company provides notice of non-renewal, Executive shall be entitled to the additional consideration of, and the Company shall pay Executive, his then current Salary and continue his benefits under Section 3(c), 3(d) and 3(e) as in effect on the Termination Date for a period of twenty four (24) months following the Expiration Date, commencing on the Expiration Date. In addition (subject to forfeiture under Sections 5(d) and 5(e)), 100 % of all unvested options issued under any of the Company's Stock Plans to Executive shall vest as of the termination date, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.



            (h) Out-Placement Assistance. Except for termination of Executive Employment for Cause pursuant to Section 4(e), or the voluntary termination by Executive of his Employment six months before or eighteen months following a Change of Control, upon the termination of Executive's employment, the Company will provide, at its sole expense, executive-level out-placement services to Executive at the out-placement provider of Executive's reasonable choice for a period not to exceed twenty-four (24) months following Executive's Termination Date.

        5. Proprietary Rights and Non-Competition. Executive acknowledges that the Company is engaged in a continuous program of research, development and production in connection with its business, present and future and hereby covenants as follows:

            (a) Confidentiality. Executive will maintain in confidence and will not disclose or use, either during or after the Employment Term, any proprietary or confidential information or know-how belonging to the Company ("Proprietary Information" hereinafter defined), whether or not in written form, except to the extent required to perform duties on behalf of the Company. For purposes of this Agreement, "Proprietary Information" shall mean any information, not generally known to the relevant trade or industry, which was obtained from the Company, or which was learned, discovered, developed, conceived, originated or prepared by Executive in connection with this Agreement. Such Proprietary Information includes, without limitation, software, technical and business information relating to the Company's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, customers, marketing and production and future business plans, information belonging to customers or suppliers of the Company disclosed incidental to Executive's performance under this Agreement, and any other information which is identified as confidential by the Company, but only so long as the same is not generally known in the relevant trade or industry.

        (b) Inventions.

                (i) Definition of Inventions. For purposes of this Agreement, "Inventions" shall mean any new or useful art, discovery, contribution, finding or improvement, whether or not patentable, and all related know-how. Inventions shall include, without limitation, all designs, discoveries, formulae, processes, manufacturing techniques, semiconductor designs, computer software, inventions, improvements and ideas.

                (ii) Disclosure and Assignment of Inventions. Executive will promptly disclose and describe, in confidence, to the Company all Inventions which he may solely or jointly conceive, develop, or reduce to practice during the Employment Term (A) which relate at the time of conception, development, or reduction to practice of the Invention to the Company's business or actual or demonstrably anticipated research or development, or (B) which were developed, in whole or in part, in the Company's time or with the use of any of the Company's equipment, supplies, facilities or trade secret information, or (C) which resulted from any work performed by Executive for the Company (the "Company's Inventions"). Executive hereby assigns all of his right, title and interest world-wide in the Company's Inventions and in all intellectual property rights based upon the Company's Inventions; provided, however, that Executive does not assign or agree to assign any Inventions, whether or not relating in any way to the Company's business or demonstrably anticipated research and development, which were made by him prior to the date of this Agreement, or which were developed by him prior to the date of this Agreement, or which were developed by him independently during the term of this Agreement and not under the conditions stated in Section 5 (b)(ii) above. Any provision in this Agreement requiring Executive to assign his rights in all Inventions to the Company shall not apply to an invention that qualifies fully under the provisions of California Labor Code section 2870. Executive shall bear the full burden of proving that any invention claimed by Executive as his own qualifies fully under California Labor Code section 2870.

            (c) Documents and Materials. Upon termination of this Agreement or any other time upon the Company's request, Executive will promptly deliver to the Company without retaining any copies, all documents and other materials furnished to him by the Company, prepared by him for the Company, or otherwise relating to the Company's business, including, without limitation, all written and tangible material in his possession incorporating any Proprietary Information.

            (d) Competitive Employment and Loss of Severance Benefits. During the Employment Term, or from the Effective Date through the Termination Date, as applicable, and for a period of twenty-four (24) months thereafter (collectively, the "Extended Term"), Executive will not engage in any employment, consulting, or other activity in any business competitive with either the Company or its subsidiaries without the Company's written consent, which consent shall not be unreasonably withheld. Should Executive compete, or make substantive preparations to compete, with the Company or its subsidiaries during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(d), then Executive agrees that the value of any and all benefits provided to Executive pursuant to Section 4(g) shall be returned, repaid, or forfeited, as applicable, by Executive to the Company.

            (e) Non-solicitation and Loss of Severance Rights. During the Extended Term, Executive will not solicit or encourage, or cause others to solicit or encourage, any employees of the Company to terminate their employment with the Company. Should Executive solicit, or assist others in soliciting, employees of the Company to terminate employment with the Company during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(e), then Executive agrees that the value of any and all benefits provided to Executive pursuant to
Section 4(g) shall be returned or repaid, as applicable, by Executive to the Company.

            (f) Acts to Secure Proprietary Rights.

                (i) Further Acts. Executive agrees to perform, during and after the Employment Term, all acts deemed necessary or desirable by the Company to assist, at the Company's expense, in perfecting and enforcing the full benefits, enjoyment, rights and title throughout the world in the Company's Inventions. Such acts may include, without limitation, execution of documents and assistance or cooperation in the registration and enforcement of applicable patents and copyrights or other legal proceedings. Company agrees that with respect to any post employment consultant assistance requested from Executive, beyond the aggregate of two hours, that Company shall reasonably compensate Executive for the reasonable value of his services and to reimburse him for his expenses incurred in connection with such services.

                (ii) Appointment of Attorney-In-Fact. In the event that the Company is unable, for any reason whatsoever, to secure Executive's signature to any lawful and necessary document required to apply for or execute any patent, copyright or other applications with respect to any of the Company's Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Executive hereby irrevocably appoints the Company and its duly authorized officers and agents as his agents and Attorneys-in-fact to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by him, intending hereby to create a so-called "durable power" which will survive any subsequent disability.

            (g) No Conflicting Obligations. Executive's performance of this Agreement does not breach and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him.

            (h) Corporate Opportunities. Executive agrees that he will first present to the Board, for its acceptance or rejection on behalf of the Company, any opportunity to create or invest in any company which is or will be involved in high density packaging, system design, or manufacturing of rapid innovative solutions, which comes to his attention and in which he, or any affiliate, might desire to participate. If the Board rejects the same or fails to act thereon in a reasonable time, Executive shall be free to invest in, participate or present such opportunity to any other person or entity.

            (i) Specific Performance. Executive acknowledges that a breach of any of the promises or agreements contained herein could result in irreparable and continuing damage to the Company for which there may be no adequate remedy at law, and the Company shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

        6. Amendments. No amendment to this Agreement or any schedule hereto shall be effective unless it shall be in writing and signed by each party hereto.

        7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or sent by telecopy or three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):



If to the Company, to it at:
                             Dense-Pac Microsystems, Inc.
                             7321 Lincoln Way
                             Garden Grove, CA 92641
                             Attention: Corporate Secretary
If to Executive, to him at;
                             XXXXXXXX
                             XXXXXXXX

        8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

        9. Arbitration. In the event of a dispute between the parties as to the meaning or interpretation of this Agreement, or the performance of either party hereunder, except for equitable relief, the parties shall submit the matter to binding arbitration in Orange County, California, to the American Arbitration Association, which is expressly permitted and required hereby to include the reasonable costs of arbitration, including reasonable attorney fees, of the prevailing party, in its decision. The decision of the arbitrator shall be final and may be entered as a judgment in any court of competent jurisdiction.

        10. Miscellaneous. The invalidity and unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of California and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            EXECUTIVE
                                            /s/  Edward G. Bruce
                                            ------------------------------------
                                            Edward G. Bruce

                                            DENSE-PAC MICROSYSTEMS, INC.

                                            /s/  Richard J. Dadamo
                                            ------------------------------------
                                            Richard J. Dadamo
                                            Chairman of the Board of Directors

                              EMPLOYMENT AGREEMENT

        This Employment Agreement (this "Agreement") is made as of June 7, 2001 (the "Effective Date"), by and between Dense-Pac Microsystems, Inc., a California corporation (the "Company") and John P. Sprint (the "Executive").

                                    RECITALS

        WHEREAS, Executive has provided services to the Company since April 9, 1990;

        WHEREAS, the services and ability of Executive have constituted a major factor in the growth and development of the Company;

        WHEREAS, the Company wishes to continue to employ Executive, to make secure for itself the experience, abilities and services of Executive, and to prevent the loss of such experience, services and abilities; and

        WHEREAS, Executive wishes to accept such continued employment on the terms and conditions hereafter set forth;

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

        1. Employment. The Company shall employ Executive, and Executive shall perform services for and continue in the employment of the Company, for an initial period of two (2) years commencing on the Effective Date and ending two
(2) years thereafter, whereupon Executive's employment hereunder shall automatically be extended from year to year thereafter, until either the Company or Executive gives the other party at least one hundred and twenty (120) days written notice prior to the then-applicable "Expiration Date" (as hereinafter defined) of its or his desire to terminate this Agreement, unless such employment shall have been sooner terminated as hereinafter set forth. For purposes of this Agreement (i) the term "Employment Period" shall mean the initial two (2) year period and all extensions thereof, if any, as aforesaid, and (ii) the term "Expiration Date" shall mean the date two (2) years from the Effective Date or the date this Agreement is last in effect in the event that the Employment Period is extended on and after the date two (2) years from the Effective Date.

        2. Position and Duties. Executive shall serve the Company at its Garden Grove location, or at any other location within thirty-five miles of the Garden Grove location, in the capacity of Chief Operating Officer of the Company, or in such other position consistent with Executive's previously (during the two years preceding the date of this Agreement) rendered duties and obligations as the Chief Executive Officer of the Company or the Board of Directors of the Company ("Board") may designate from time to time, and shall be accountable to, and shall have such other executive powers, duties and responsibilities, consistent with such capacity. Executive shall perform and discharge, faithfully, diligently and to the best of his ability, such duties and responsibilities. Executive shall devote all of his working time and efforts to the business and affairs of the Company.

        3. Compensation.

            (a) Salary. During the Employment Period, Executive shall receive a salary (the "Salary") payable at the rate of $155,000 per annum. The Board may increase such Salary from time to time without the Executive's consent, which increase shall constitute an amendment to this Agreement. In no event shall the Executive's Salary be adjusted or decreased below the Executive's then current Salary without the Executive's written consent. The Salary shall be payable biweekly or in accordance with the Company's current payroll practices, less all required deductions. The Salary shall be pro-rated for any period of service less than a full year.

            (b) Expenses. During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by him on behalf of the Company.

            (c) Fringe Benefits. During the Employment Period, Executive shall be entitled to participate in or receive benefits under any life or disability insurance, health, pension, retirement and accident plans or arrangements made generally available by the Company to its executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. In accordance with the Company policy, Executive shall also be entitled to no less then 21 days of personal time off (PTO) with pay, in any fiscal year during the Employment Period as well as all paid holidays given by the Company to its executives.

            (d) Options. Through the Employment Period Executive shall be entitled to participate in any applicable option grant of the Company. Upon a Change of Control (as defined below), 100% of all unvested options issued under any of the Company's Stock Plans to Executive shall immediately vest, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that following any resignation or termination as a result of a Change of Control, for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.

            (e) Automobile. Without limiting the generality of the foregoing during the Employment Period Executive shall be furnished with an automobile allowance of $500 per month.

        4. Termination and Compensation Thereon.

            (a) Termination Date. The term "Termination Date" shall mean the earlier of (i) the Expiration Date; or (ii) if Executive's employment is terminated (x) by his death, the date of his death; or (y) for any other reason, the date on which such termination is to be effective pursuant to the notice of termination given by the party terminating the employment relationship.

            (b) Death. Executive's employment hereunder shall terminate upon his death. In such event, the Company shall pay to such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate, a lump sum amount equal to the Salary that would have been due to Executive had this Agreement been in effect from the date of his death until the Expiration Date.

            (c) Incapacity. If in the reasonable judgment of the Board, as a result of Executive's incapacity due to physical or mental illness or otherwise, Executive shall for at least six consecutive months during the term of this Agreement been unable to perform his duties under this Agreement on a full-time basis, the Company may terminate Executive's employment hereunder by notice to Executive. In such event, the Company shall continue to pay Executive his Salary (at the rate in effect as of the Termination Date) and extend to him the applicable fringe benefits referred to in Section 3(c), 3(d) and 3(e) hereof, until the Expiration Date. Any dispute between the Board and Executive with respect to the Executive's incapacity shall be settled by reference to a competent medical authority mutually agreed to by the Board and Executive, whose decision shall be binding on all parties.

            (d) Change of Control. For purposes of this Agreement "Change of Control" is defined as any of the following: (i) the sale on a single or series of transactions of all or substantially all the assets of the Company, or (ii) a transaction or series of transactions which results in any person or entity or a group (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) becoming the beneficial owner (within the meaning of Rule 13d-3 under the Act), of shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity) constituting in excess of 40% of the voting rights of all outstanding shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity), including for purposes of this calculation, common stock, as to which there is then deemed to be a beneficial owner (within the meaning of said Rule 13d-3), or
(iii) a change in the composition of the board of directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are "Incumbent Directors" (for purposes of a Change of Control, Incumbent Directors shall mean directors of the Company who (x) are directors of the Company as of the Effective Date of this Agreement, or (y) are elected, or nominated for election, to the board of directors with the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination, but shall not include an individual whose director election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company's board of directors)). If a Change of Control occurs and this Agreement or Executive's employment is terminated during the period six months prior to such Change of Control or the period eighteen months following said Change of Control, by either the Company, or its successors or assigns, or by the executive, other than for Cause pursuant to Section 4(e), then the Company, including its successors or assigns, shall:

                (A) Within thirty (30) days after the Termination Date, pay to Executive (or in the event of Executive's subsequent death, such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate) a lump sum amount equal to the Executive's unpaid Salary from the Termination Date through the Expiration Date, which amount shall be paid in addition to the Salary due and payable under Section 4(g) below;

                (B) Until the Expiration Date, continue to extend to the Executive all of the expenses, fringe benefits and options set forth in Section 3(b), 3(c), 3(d) and 3(e) above.

            The obligations of the Company, its successors, or assigns pursuant to this Section 4(d) shall survive any termination of this Agreement or Executive's employment (other than for Cause pursuant to Section 4(e)), or any resignation of such employment by Executive.

            (e) Termination by the Company. The Company may terminate Executive's employment hereunder for "Cause." For purposes of this Agreement, Cause shall mean (i) Executive's willful failure to materially perform and discharge his duties and responsibilities hereunder, (ii) willful breach of any fiduciary duties Executive may have with the Company or any subsidiary or affiliate thereof, or (iii) a felony conviction. If the Company pursuant to this
Section 4(e) terminates Executive's employment for Cause, then the Company shall have no further obligations to Executive under this Agreement after the Termination Date, except for unpaid Salary and benefits to Executive accrued through the Termination Date. If the Company terminates the Executive's employment prior to the Expiration Date, unless for Cause, then the Company shall pay to the Executive the Executive's unpaid Salary from the Termination Date through the Expiration Date, payable biweekly or in accordance with the Company's current payroll practices, less all required deductions, as well as continue from the Termination Date through the Expiration Date all of the benefits to Executive under Section 3(c), 3(d) and 3(e).

            (f) Not applicable

            (g) Severance Pay. Except for termination of Executive's Employment by voluntary resignation (other then a change of control as defined in section 4(d)) or for Cause pursuant to Section 4(e), and subject to each of Sections 5(d) and 5(e), in the event the Company terminates the employment of Executive during the Employment Period, or upon the expiration of the Employment Period if the company provides notice of non-renewal, Executive shall be entitled to the additional consideration of, and the Company shall pay Executive, his then current Salary and continue his benefits under Section 3(c), 3(d) and 3(e) as in effect on the Termination Date for a period of Eighteen (18) months following the Expiration Date, commencing on the Expiration Date. In addition (subject to forfeiture under Sections 5(d) and 5(e)), 100% of all unvested options issued under any of the Company's Stock Plans to Executive shall vest as of the termination date, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.

            (h) Out-Placement Assistance. Except for termination of Executive Employment for Cause pursuant to Section 4(e), or the voluntary termination by Executive of his Employment six months before or eighteen months following a Change of Control, upon the termination of Executive's employment, the Company will provide, at its sole expense, executive-level out-placement services to Executive at the out-placement provider of Executive's reasonable choice for a period not to exceed Eighteen (18) months following Executive's Termination Date.

        5. Proprietary Rights and Non-Competition. Executive acknowledges that the Company is engaged in a continuous program of research, development and production in connection with its business, present and future and hereby covenants as follows:

            (a) Confidentiality. Executive will maintain in confidence and will not disclose or use, either during or after the Employment Term, any proprietary or confidential information or know-how belonging to the Company ("Proprietary Information" hereinafter defined), whether or not in written form, except to the extent required to perform duties on behalf of the Company. For purposes of this Agreement, "Proprietary Information" shall mean any information, not generally known to the relevant trade or industry, which was obtained from the Company, or which was learned, discovered, developed, conceived, originated or prepared by Executive in connection with this Agreement. Such Proprietary Information includes, without limitation, software, technical and business information relating to the Company's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, customers, marketing and production and future business plans, information belonging to customers or suppliers of the Company disclosed incidental to Executive's performance under this Agreement, and any other information which is identified as confidential by the Company, but only so long as the same is not generally known in the relevant trade or industry.

            (b) Inventions.

                (i) Definition of Inventions. For purposes of this Agreement, "Inventions" shall mean any new or useful art, discovery, contribution, finding or improvement, whether or not patentable, and all related know-how. Inventions shall include, without limitation, all designs, discoveries, formulae, processes, manufacturing techniques, semiconductor designs, computer software, inventions, improvements and ideas.

                (ii) Disclosure and Assignment of Inventions. Executive will promptly disclose and describe, in confidence, to the Company all Inventions which he may solely or jointly conceive, develop, or reduce to practice during the Employment Term (A) which relate at the time of conception, development, or reduction to practice of the Invention to the Company's business or actual or demonstrably anticipated research or development, or (B) which were developed, in whole or in part, in the Company's time or with the use of any of the Company's equipment, supplies, facilities or trade secret information, or (C) which resulted from any work performed by Executive for the Company (the "Company's Inventions"). Executive hereby assigns all of his right, title and interest world-wide in the Company's Inventions and in all intellectual property rights based upon the Company's Inventions; provided, however, that Executive does not assign or agree to assign any Inventions, whether or not relating in any way to the Company's business or demonstrably anticipated research and development, which were made by him prior to the date of this Agreement, or which were developed by him prior to the date of this Agreement, or which were developed by him independently during the term of this Agreement and not under the conditions stated in Section 5(b)(ii) above. Any provision in this Agreement requiring Executive to assign his rights in all Inventions to the Company shall not apply to an invention that qualifies fully under the provisions of California Labor Code section 2870. Executive shall bear the full burden of proving that any invention claimed by Executive as his own qualifies fully under California Labor Code section 2870.

            (c) Documents and Materials. Upon termination of this Agreement or any other time upon the Company's request, Executive will promptly deliver to the Company without retaining any copies, all documents and other materials furnished to him by the Company, prepared by him for the Company, or otherwise relating to the Company's business, including, without limitation, all written and tangible material in his possession incorporating any Proprietary Information.

            (d) Competitive Employment and Loss of Severance Benefits. During the Employment Term, or from the Effective Date through the Termination Date, as applicable, and for a period of Eighteen (18) months thereafter (collectively, the "Extended Term"), Executive will not engage in any employment, consulting, or other activity in any business competitive with either the Company or its subsidiaries without the Company's written consent, which consent shall not be unreasonably withheld. Should Executive compete, or make substantive preparations to compete, with the Company or its subsidiaries during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(d), then Executive agrees that the value of any and all benefits provided to Executive pursuant to
Section 4(g) shall be returned, repaid, or forfeited, as applicable, by Executive to the Company.

            (e) Non-solicitation and Loss of Severance Rights. During the Extended Term, Executive will not solicit or encourage, or cause others to solicit or encourage, any employees of the Company to terminate their employment with the Company. Should Executive solicit, or assist others in soliciting, employees of the Company to terminate employment with the Company during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(e), then Executive agrees that the value of any and all benefits provided to Executive pursuant to
Section 4(g) shall be returned or repaid, as applicable, by Executive to the Company.

            (f) Acts to Secure Proprietary Rights.

                (i) Further Acts. Executive agrees to perform, during and after the Employment Term, all acts deemed necessary or desirable by the Company to assist, at the Company's expense, in perfecting and enforcing the full benefits, enjoyment, rights and title throughout the world in the Company's Inventions. Such acts may include, without limitation, execution of documents and assistance or cooperation in the registration and enforcement of applicable patents and copyrights or other legal proceedings. Company agrees that with respect to any post employment consultant assistance requested from Executive, beyond the aggregate of two hours, that Company shall reasonably compensate Executive for the reasonable value of his services and to reimburse him for his expenses incurred in connection with such services.

                (ii) Appointment of Attorney-In-Fact. In the event that the Company is unable, for any reason whatsoever, to secure Executive's signature to any lawful and necessary document required to apply for or execute any patent, copyright or other applications with respect to any of the Company's Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Executive hereby irrevocably appoints the Company and its duly authorized officers and agents as his agents and Attorneys-in-fact to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by him, intending hereby to create a so-called "durable power" which will survive any subsequent disability.

            (g) No Conflicting Obligations. Executive's performance of this Agreement does not breach and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him.

            (h) Corporate Opportunities. Executive agrees that he will first present to the Board, for its acceptance or rejection on behalf of the Company, any opportunity to create or invest in any company which is or will be involved in high density packaging, system design, or manufacturing of rapid innovative solutions, which comes to his attention and in which he, or any affiliate, might desire to participate. If the Board rejects the same or fails to act thereon in a reasonable time, Executive shall be free to invest in, participate or present such opportunity to any other person or entity.

            (i) Specific Performance. Executive acknowledges that a breach of any of the promises or agreements contained herein could result in irreparable and continuing damage to the Company for which there may be no adequate remedy at law, and the Company shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

        6. Amendments. No amendment to this Agreement or any schedule hereto shall be effective unless it shall be in writing and signed by each party hereto.

        7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or sent by telecopy or three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If  to the Company, to it at:
                             Dense-Pac Microsystems, Inc.
                             7321 Lincoln Way
                             Garden Grove, CA 92641
                             Attention: Corporate Secretary
If to Executive, to him at;
                             XXXXXXX
                             XXXXXXX


        8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

        9. Arbitration. In the event of a dispute between the parties as to the meaning or interpretation of this Agreement, or the performance of either party hereunder, except for equitable relief, the parties shall submit the matter to binding arbitration in Orange County, California, to the American Arbitration Association, which is expressly permitted and required hereby to include the reasonable costs of arbitration, including reasonable attorney fees, of the prevailing party, in its decision. The decision of the arbitrator shall be final and may be entered as a judgment in any court of competent jurisdiction.

        10. Miscellaneous. The invalidity and unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of California and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                           EXECUTIVE

                                           /s/ John P. Sprint
                                           -------------------------------------
                                           John P. Sprint

                                           DENSE-PAC MICROSYSTEMS, INC.

                                           /s/ Edward G. Bruce
                                           -------------------------------------
                                           Edward G. Bruce
                                           President and Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is made as of June 7, 2001 (the "Effective Date"), by and between Dense-Pac Microsystems, Inc., a California corporation (the "Company") and William M. Stowell (the "Executive").

                                    RECITALS

         WHEREAS, Executive has provided services to the Company since July 6, 1987;

         WHEREAS, the services and ability of Executive have constituted a major factor in the growth and development of the Company;

         WHEREAS, the Company wishes to continue to employ Executive, to make secure for itself the experience, abilities and services of Executive, and to prevent the loss of such experience, services and abilities; and

         WHEREAS, Executive wishes to accept such continued employment on the terms and conditions hereafter set forth;

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

         1. Employment. The Company shall employ Executive, and Executive shall perform services for and continue in the employment of the Company, for an initial period of two (2) years commencing on the Effective Date and ending two
(2) years thereafter, whereupon Executive's employment hereunder shall automatically be extended from year to year thereafter, until either the Company or Executive gives the other party at least one hundred and twenty (120) days written notice prior to the then-applicable "Expiration Date" (as hereinafter defined) of its or his desire to terminate this Agreement, unless such employment shall have been sooner terminated as hereinafter set forth. For purposes of this Agreement (i) the term "Employment Period" shall mean the initial two (2) year period and all extensions thereof, if any, as aforesaid, and (ii) the term "Expiration Date" shall mean the date two (2) years from the Effective Date or the date this Agreement is last in effect in the event that the Employment Period is extended on and after the date two (2) years from the Effective Date.

         2. Position and Duties. Executive shall serve the Company at its Garden Grove location, or at any other location within thirty-five miles of the Garden Grove location, in the capacity of Chief Financial Officer of the Company, or in such other position consistent with Executive's previously (during the two years preceding the date of this Agreement) rendered duties and obligations as the Chief Executive Officer of the Company or the Board of Directors of the Company ("Board") may designate from time to time, and shall be accountable to, and shall have such other executive powers, duties and responsibilities, consistent with such capacity. Executive shall perform and discharge, faithfully, diligently and to the best of his ability, such duties and responsibilities. Executive shall devote all of his working time and efforts to the business and affairs of the Company.

         3.       Compensation.

                  (a) Salary. During the Employment Period, Executive shall receive a salary (the "Salary") payable at the rate of $155,000 per annum. The Board may increase such Salary from time to time without the Executive's consent, which increase shall constitute an amendment to this Agreement. In no event shall the Executive's Salary be adjusted or decreased below the Executive's then current Salary without the Executive's written consent. The Salary shall be payable biweekly or in accordance with the Company's current payroll practices, less all required deductions. The Salary shall be pro-rated for any period of service less than a full year.

                  (b) Expenses. During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by him on behalf of the Company.

                  (c) Fringe Benefits. During the Employment Period, Executive shall be entitled to participate in or receive benefits under any life or disability insurance, health, pension, retirement and accident plans or arrangements made generally available by the Company to its executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. In accordance with the Company policy, Executive shall also be entitled to no less then 21 days of personal time off (PTO) with pay, in any fiscal year during the Employment Period as well as all paid holidays given by the Company to its executives.

                  (d) Options. Through the Employment Period Executive shall be entitled to participate in any applicable option grant of the Company. Upon a Change of Control (as defined below), 100 % of all unvested options issued under any of the Company's Stock Plans to Executive shall immediately vest, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that following any resignation or termination as a result of a Change of Control, for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.

                  (e) Automobile. Without limiting the generality of the foregoing during the Employment Period Executive shall be furnished with an automobile allowance of $500 per month.

         4.       Termination and Compensation Thereon.

                  (a) Termination Date. The term "Termination Date" shall mean the earlier of (i) the Expiration Date; or (ii) if Executive's employment is terminated (x) by his death, the date of his death; or (y) for any other reason, the date on which such termination is to be effective pursuant to the notice of termination given by the party terminating the employment relationship.

                  (b) Death. Executive's employment hereunder shall terminate upon his death. In such event, the Company shall pay to such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate, a lump sum amount equal to the Salary that would have been due to Executive had this Agreement been in effect from the date of his death until the Expiration Date.

                  (c) Incapacity. If in the reasonable judgment of the Board, as a result of Executive's incapacity due to physical or mental illness or otherwise, Executive shall for at least six consecutive months during the term of this Agreement been unable to perform his duties under this Agreement on a full-time basis, the Company may terminate Executive's employment hereunder by notice to Executive. In such event, the Company shall continue to pay Executive his Salary (at the rate in effect as of the Termination Date) and extend to him the applicable fringe benefits referred to in Section 3(c), 3(d) and 3(e) hereof, until the Expiration Date. Any dispute between the Board and Executive with respect to the Executive's incapacity shall be settled by reference to a competent medical authority mutually agreed to by the Board and Executive, whose decision shall be binding on all parties.

                  (d) Change of Control. For purposes of this Agreement "Change of Control" is defined as any of the following: (i) the sale on a single or series of transactions of all or substantially all the assets of the Company, or
(ii) a transaction or series of transactions which results in any person or entity or a group (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) becoming the beneficial owner (within the meaning of Rule 13d-3 under the Act), of shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity) constituting in excess of 40% of the voting rights of all outstanding shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity), including for purposes of this calculation, common stock, as to which there is then deemed to be a beneficial owner (within the meaning of said Rule 13d-3), or (iii) a change in the composition of the board of directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are "Incumbent Directors" (for purposes of a Change of Control, Incumbent Directors shall mean directors of the Company who (x) are directors of the Company as of the Effective Date of this Agreement, or (y) are elected, or nominated for election, to the board of directors with the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination, but shall not include an individual whose director election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company's board of directors)). If a Change of Control occurs and this Agreement or Executive's employment is terminated during the period six months prior to such Change of Control or the period eighteen months following said Change of Control, by either the Company, or its successors or assigns, or by the executive, other than for Cause pursuant to Section 4(e), then the Company, including its successors or assigns, shall:

                           (A) Within thirty (30) days after the Termination
Date, pay to Executive (or in the event of Executive's subsequent death, such person as Executive shall have designated in a notice filed with the Company, or, if no such person shall have been designated, to his estate) a lump sum amount equal to the Executive's unpaid Salary from the Termination Date through the Expiration Date, which amount shall be paid in addition to the Salary due and payable under Section 4 (g) below;

                           (B) Until the Expiration Date, continue to extend to
the Executive all of the expenses, fringe benefits and options set forth in
Section 3(b), 3(c), 3(d) and 3(e) above.

                  The obligations of the Company, its successors, or assigns pursuant to this Section 4(d) shall survive any termination of this Agreement or Executive's employment (other than for Cause pursuant to Section 4(e)), or any resignation of such employment by Executive.

                  (e) Termination by the Company. The Company may terminate Executive's employment hereunder for "Cause." For purposes of this Agreement, Cause shall mean (i) Executive's willful failure to materially perform and discharge his duties and responsibilities hereunder, (ii) willful breach of any fiduciary duties Executive may have with the Company or any subsidiary or affiliate thereof, or (iii) a felony conviction. If the Company pursuant to this
Section 4(e) terminates Executive's employment for Cause, then the Company shall have no further obligations to Executive under this Agreement after the Termination Date, except for unpaid Salary and benefits to Executive accrued through the Termination Date. If the Company terminates the Executive's employment prior to the Expiration Date, unless for Cause, then the Company shall pay to the Executive the Executive's unpaid Salary from the Termination Date through the Expiration Date, payable biweekly or in accordance with the Company's current payroll practices, less all required deductions, as well as continue from the Termination Date through the Expiration Date all of the benefits to Executive under Section 3(c), 3(d) and 3(e).

                  (f) Not applicable

                  (g) Severance Pay. Except for termination of Executive's Employment by voluntary resignation (other then a change of control as defined in section 4(d)) or for Cause pursuant to Section 4(e), and subject to each of Sections 5(d) and 5(e), in the event the Company terminates the employment of Executive during the Employment Period, or upon the expiration of the Employment Period if the company provides notice of non-renewal, Executive shall be entitled to the additional consideration of, and the Company shall pay Executive, his then current Salary and continue his benefits under Section 3(c), 3(d) and 3(e) as in effect on the Termination Date for a period of twelve (12) months following the Expiration Date, commencing on the Expiration Date. In addition (subject to forfeiture under Sections 5(d) and 5(e)), 100 % of all unvested options issued under any of the Company's Stock Plans to Executive shall vest as of the termination date, and all such vested options shall immediately be exercisable. The amount of vesting and acceleration of the option's exercisability in the preceding sentence is separate from, and to the extent applicable in addition to, any vesting or acceleration that may apply to options granted Executive under any of the Company's Stock Plans. Notwithstanding anything to the contrary in any Stock Option Plan of the Company concerning the exercise of options by a person who is no longer an employee of the Company, the Company agrees that for purposes of exercising options, Executive will continue to be treated as an "Employee" as defined under each of the applicable Stock Plans through which Executive has been granted options with respect to the time within which Executive's options must be exercised.

                  (h) Out-Placement Assistance. Except for termination of Executive Employment for Cause pursuant to Section 4(e), or the voluntary termination by Executive of his Employment six months before or eighteen months following a Change of Control, upon the termination of Executive's employment, the Company will provide, at its sole expense, executive-level out-placement services to Executive at the out-placement provider of Executive's reasonable choice for a period not to exceed twelve (12) months following Executive's Termination Date.

         5. Proprietary Rights and Non-Competition. Executive acknowledges that the Company is engaged in a continuous program of research, development and production in connection with its business, present and future and hereby covenants as follows:

                  (a) Confidentiality. Executive will maintain in confidence and will not disclose or use, either during or after the Employment Term, any proprietary or confidential information or know-how belonging to the Company ("Proprietary Information" hereinafter defined), whether or not in written form, except to the extent required to perform duties on behalf of the Company. For purposes of this Agreement, "Proprietary Information" shall mean any information, not generally known to the relevant trade or industry, which was obtained from the Company, or which was learned, discovered, developed, conceived, originated or prepared by Executive in connection with this Agreement. Such Proprietary Information includes, without limitation, software, technical and business information relating to the Company's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, customers, marketing and production and future business plans, information belonging to customers or suppliers of the Company disclosed incidental to Executive's performance under this Agreement, and any other information which is identified as confidential by the Company, but only so long as the same is not generally known in the relevant trade or industry.

(b)      Inventions.

                           (i) Definition of Inventions. For purposes of this
Agreement, "Inventions" shall mean any new or useful art, discovery, contribution, finding or improvement, whether or not patentable, and all related know-how. Inventions shall include, without limitation, all designs, discoveries, formulae, processes, manufacturing techniques, semiconductor designs, computer software, inventions, improvements and ideas.

                           (ii) Disclosure and Assignment of Inventions.
Executive will promptly disclose and describe, in confidence, to the Company all Inventions which he may solely or jointly conceive, develop, or reduce to practice during the Employment Term (A) which relate at the time of conception, development, or reduction to practice of the Invention to the Company's business or actual or demonstrably anticipated research or development, or (B) which were developed, in whole or in part, in the Company's time or with the use of any of the Company's equipment, supplies, facilities or trade secret information, or
(C) which resulted from any work performed by Executive for the Company (the "Company's Inventions"). Executive hereby assigns all of his right, title and interest world-wide in the Company's Inventions and in all intellectual property rights based upon the Company's Inventions; provided, however, that Executive does not assign or agree to assign any Inventions, whether or not relating in any way to the Company's business or demonstrably anticipated research and development, which were made by him prior to the date of this Agreement, or which were developed by him prior to the date of this Agreement, or which were developed by him independently during the term of this Agreement and not under the conditions stated in Section 5 (b)(ii) above. Any provision in this Agreement requiring Executive to assign his rights in all Inventions to the Company shall not apply to an invention that qualifies fully under the provisions of California Labor Code section 2870. Executive shall bear the full burden of proving that any invention claimed by Executive as his own qualifies fully under California Labor Code section 2870.


                  (c) Documents and Materials. Upon termination of this Agreement or any other time upon the Company's request, Executive will promptly deliver to the Company without retaining any copies, all documents and other materials furnished to him by the Company, prepared by him for the Company, or otherwise relating to the Company's business, including, without limitation, all written and tangible material in his possession incorporating any Proprietary Information.

                  (d) Competitive Employment and Loss of Severance Benefits. During the Employment Term, or from the Effective Date through the Termination Date, as applicable, and for a period of twelve (12) months thereafter (collectively, the "Extended Term"), Executive will not engage in any employment, consulting, or other activity in any business competitive with either the Company or its subsidiaries without the Company's written consent, which consent shall not be unreasonably withheld. Should Executive compete, or make substantive preparations to compete, with the Company or its subsidiaries during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(d), then Executive agrees that the value of any and all benefits provided to Executive pursuant to
Section 4(g) shall be returned, repaid, or forfeited, as applicable, by Executive to the Company.

                  (e) Non-solicitation and Loss of Severance Rights. During the Extended Term, Executive will not solicit or encourage, or cause others to solicit or encourage, any employees of the Company to terminate their employment with the Company. Should Executive solicit, or assist others in soliciting, employees of the Company to terminate employment with the Company during the Extended Term, then, in addition to any other rights that the Company may have at law or in equity, the Company's obligations to Executive under Section 4(g) shall be deemed excused, waived, and of no further force or legal affect. Should Executive engage in activity in violation of this Section 5(e), then Executive agrees that the value of any and all benefits provided to Executive pursuant to
Section 4 (g) shall be returned or repaid, as applicable, by Executive to the Company.

                  (f)      Acts to Secure Proprietary Rights.

                           (i) Further Acts. Executive agrees to perform, during
and after the Employment Term, all acts deemed necessary or desirable by the Company to assist, at the Company's expense, in perfecting and enforcing the full benefits, enjoyment, rights and title throughout the world in the Company's Inventions. Such acts may include, without limitation, execution of documents and assistance or cooperation in the registration and enforcement of applicable patents and copyrights or other legal proceedings. Company agrees that with respect to any post employment consultant assistance requested from Executive, beyond the aggregate of two hours, that Company shall reasonably compensate Executive for the reasonable value of his services and to reimburse him for his expenses incurred in connection with such services.

                           (ii ) Appointment of Attorney-In-Fact. In the event
that the Company is unable, for any reason whatsoever, to secure Executive's signature to any lawful and necessary document required to apply for or execute any patent, copyright or other applications with respect to any of the Company's Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Executive hereby irrevocably appoints the Company and its duly authorized officers and agents as his agents and Attorneys-in-fact to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by him, intending hereby to create a so-called "durable power" which will survive any subsequent disability.

                  (g) No Conflicting Obligations. Executive's performance of this Agreement does not breach and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him.

                  (h) Corporate Opportunities. Executive agrees that he will first present to the Board, for its acceptance or rejection on behalf of the Company, any opportunity to create or invest in any company which is or will be involved in high density packaging, system design, or manufacturing of rapid innovative solutions, which comes to his attention and in which he, or any affiliate, might desire to participate. If the Board rejects the same or fails to act thereon in a reasonable time, Executive shall be free to invest in, participate or present such opportunity to any other person or entity.

                  (i) Specific Performance. Executive acknowledges that a breach of any of the promises or agreements contained herein could result in irreparable and continuing damage to the Company for which there may be no adequate remedy at law, and the Company shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

         6. Amendments. No amendment to this Agreement or any schedule hereto shall be effective unless it shall be in writing and signed by each party hereto.

         7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or sent by telecopy or three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


If to the Company, to it at:

                         Dense-Pac Microsystems, Inc.
                         7321 Lincoln Way
                         Garden Grove, CA 92641
                         Attention: Corporate Secretary

If to Executive, to him at;
                         XXXXXXXXX
                         XXXXXXXXX


         8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

         9. Arbitration. In the event of a dispute between the parties as to the meaning or interpretation of this Agreement, or the performance of either party hereunder, except for equitable relief, the parties shall submit the matter to binding arbitration in Orange County, California, to the American Arbitration Association, which is expressly permitted and required hereby to include the reasonable costs of arbitration, including reasonable attorney fees, of the prevailing party, in its decision. The decision of the arbitrator shall be final and may be entered as a judgment in any court of competent jurisdiction.

         10. Miscellaneous. The invalidity and unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of California and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                       EXECUTIVE

                                       /s/  William M. Stowell
                                       -----------------------------------------
                                       William M. Stowell

                                       DENSE-PAC MICROSYSTEMS, INC.

                                       /s/ Edward G. Bruce
                                       -----------------------------------------
                                       Edward G. Bruce
                                       President and Chief Executive Officer